UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

Trio Petroleum Corp
(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road, Suite 304

Malibu, CA 90265

(661) 324-3911

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPET	The NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Extension of Letter of Intent to Acquire Certain Oil and Gas Assets of HSO in at the P.R. Spring, Utah

On May 20, 2025, Trio Petroleum Corp, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “May 20th 8-K”) with the Securities and Exchange Commission (the “Commission”) reporting that it had entered into a non-binding Letter of Intent (the “LOI”) with Heavy Sweet Oil LLC, a limited liability company incorporated under the laws of the State of Utah (“HSO”, and together with the Company, the “Parties”) for the acquisition of all of HSO’s right, title and interest in, to, and under a certain identified 2,000 acres of land of HSO at the P.R. Spring Unita Basin in Utah (the “Proposed Transaction”) to be identified in writing by the Company (the “Identified Assets”), the terms of which would be set forth in certain definitive documents which the Parties intend to proceed to enter into (the “Definitive Documents”). The LOI provided that it is a condition of the Company’s entering into Definitive Documents that there is evidence of a minimum sustained production rate of 40 barrels per day for a continuous 30-day period from each of the two wells operated by the Company at the Asphalt Ridge site located next to the P.R. Spring site (the “Well Production Rate”), and in the event that the Well Production Rate was not achieved on or before May 15, 2026 (the “Production Rate Period”), the LOI would expire, unless extended by the Company in writing.

As of the date of this report, the Well Production Rate has not been achieved, and the Parties do not believe the Well Production Rate will be achieved by the Production Rate Period.

On April 20, 2026, the Company and HSO entered into a letter of extension (the “Extension”) which extended the Production Rate Period until May 15, 2028, or as may be further extended by the Company.

The above description of the Extension is qualified in its entirety by the text of the Extension, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K. All other terms of the LOI are described in the May 20th 8-K and the LOI, which is filed as Exhibit 10.1 to the May 20th 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Letter of Intent, dated as of May 15, 2025, entered into by and between the Company and Heavy Sweet Oil LLC
10.2	Extension to the Letter of Intent, dated as of April 20, 2026, entered into by and between the Company and Heavy Sweet Oil LLC
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

* Incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed with the Commission on May 20, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio Petroleum Corp

Date: April 22, 2026	By:	/s/ Robin Ross
	Name:	Robin Ross
	Title:	Chief Executive Officer